UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2023

Photozou Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55806	90-1260322
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4-30-4F, Yotsuya Shinjuku-ku, Tokyo, Japan	160-0004
(address of principal executive offices)	(zip code)

81-3-6369-1589
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

 “We”, “Us”, “Our”, “PTZH” and or “The Company” refer to Photozou Holdings, Inc.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accountant

On January 11, 2024, Photozou Holdings Inc. (the “Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP (“MB”) effective immediately. This decision was approved by the Company’s Board of Directors, comprised solely of Koichi Ishizuka.

The report of MB on the Company’s consolidated financial statements for fiscal years ended November 30, 2022 and 2021 included in the Company’s annual report on Form 10-K for the year ended November 30, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report expressed substantial doubt regarding the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2022 and 2021, and the subsequent interim period through January 11, 2024, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided MB with a copy of the foregoing disclosures it is making in this Current Report on Form 8-K prior to its filing and requested, in accordance with applicable practices, that MB furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements made herein. Attached as Exhibit 16.1 is a copy of MB’s letter, dated January 12, 2024.

(b)	Engagement of New Independent Registered Public Accountant

On December 1, 2023, the Company engaged BF Borgers CPA PC (“BFB”) as its new independent registered public accountant for the fiscal year ending November 30, 2023. This decision was approved by the Company’s Board of Directors, comprised solely of Koichi Ishizuka.

During the fiscal years ended November 30, 2022 and 2021 and through November 30, 2023, neither the Company nor anyone on its behalf consulted with BFB regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BFB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K)

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from MaloneBailey, LLP dated January 12, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Photozou Holdings, Inc.

Dated: January 16, 2024	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer